UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_____________________________________________________________________

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
NAUTILUS BIOTECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V92016-P46878 *Please check the meeting materials for any special requirements for meeting attendance. NAUTILUS BIOTECHNOLOGY, INC. 2026 Annual Meeting Vote by June 16, 2026 11:59 PM ET NAUTILUS BIOTECHNOLOGY, INC. 2701 EASTLAKE AVE EAST SEATTLE, WA 98102-4188 You invested in NAUTILUS BIOTECHNOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 17, 2026. Vote Virtually at the Meeting* June 17, 2026 10:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/NAUT2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V92017-P46878 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class II Directors For Nominees: 01) Parag Mallick 02) Farzad Nazem 2. Ratification of the appointment of PricewaterhouseCoopers, LLP as our independent registered public accounting firm for the year ended December 31, 2026. For 3. Approval on an advisory basis of the compensation of our named executive officers for the fiscal year ended December 31, 2025 (the “Say on Pay Vote”). For 4. Approval on an advisory basis of the frequency of future Say on Pay Votes. 1 Year NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.